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                                                                  EXHIBIT 10(ii)


                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement") dated as of June 22, 2000 by and among by and among FEDERAL REALTY INVESTMENT TRUST, a Maryland real estate investment trust (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees pursuant to Section 13.5.(d) hereof, COMMERZBANK AG, NEW YORK BRANCH, as Syndication Agent (the "Syndication Agent"), FIRST UNION NATIONAL BANK, as Administrative Agent and as Arranger (the "Administrative Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent and as Co-Arranger (the "Documentation Agent", the Documentation Agent, together with the Administrative Agent, referred to herein as the "Arranging Agents").

     WHEREAS, pursuant to the terms of that certain Credit Agreement dated as of December 19, 1997 (as amended and in effect immediately prior to the date hereof, the "Existing Credit Agreement"), by and among the Borrower, the Lenders party thereto, the Documentation Agent and the Administrative Agent, the Lenders, among other things, made available to the Borrower a revolving credit facility in the amount of $300,000,000, with a $30,000,000 letter of credit facility; and

     WHEREAS, the Borrower, the Lenders, and the Arranging Agents desire to amend and restate the terms of the Existing Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree to amend and restate the terms of the Existing Credit Agreement as follows:

     Section 1.  Amendment and Restatement.  The Existing Credit Agreement is
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hereby restated in its entirety, with the terms thereof being identical to the terms of the Existing Credit Agreement, except as amended below:

     (a) The Existing Credit Agreement is hereby amended by deleting the definitions of the terms "Construction in Process", "Interest Expense", "Replacement Reserves", and "Termination Date" from Section 1.1 thereof and substituting in place thereof the following definitions:

          "Construction in Process" means, with respect to a Real Property Asset which is Under Construction, the aggregate, good faith estimated total cost of construction to complete (including without limitation land acquisition costs and all other hard and soft costs associated with the development thereof) for such Real Property Asset. Construction in Process shall not include costs incurred for redevelopment of any Real Property Asset which has an Occupancy Rate in excess of 70%.

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          "Interest Expense" means, with respect to a Person and for any period,
     (a) the total consolidated interest expense (including, without limitation, capitalized interest expense (other than capitalized interest expense relating to Real Property Assets Under Construction, but only to the extent that an interest reserve has been established in connection therewith which is acceptable to the Administrative Agent) and interest expense attributable to Capitalized Lease Obligations) of such Person and in any event shall include all interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable, plus (b) to
                                                                    ----
     the extent not included in the preceding clause (a), such Person's proportionate share of all paid or accrued interest expense for such period of Unconsolidated Affiliates of such Person.

          "Replacement Reserves" means, for any period and with respect to any Real Property Asset, an amount equal to (a) $0.15 times, (b) a fraction,
                                                       -----
     the numerator of which is the number of days of such period, and the denominator of which is 365 times the aggregate gross leasable square feet
                                 -----
     of such Real Property Asset. If the term Replacement Reserves is used without reference to any specific Real Property Asset, then it shall be determined on an aggregate basis with respect to all Real Property Assets and a proportionate share of all real property of all Unconsolidated Affiliates.

          "Termination Date" means December 19, 2003.

     (b) The Existing Credit Agreement is amended by deleting Section 2.12 in its entirety and substituting the following in its place:

     Section 2.12.  [Intentionally Omitted].

     (c) Section 10.4(a) of the Existing Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and replacing it with the following clauses (v) and (vi):

          (v) Real Property Assets Under Construction, such that the aggregate amount of related Construction in Process exceeds 30% of Gross Asset Value; and

          (vi) Real Property Assets Under Construction, such that the aggregate amount of related construction in process for all such Real Property Assets as calculated by aggregating the sum of actual land acquisition costs and actual construction costs expended for Real Property Assets Under Construction, exceeds 20% of Gross Asset Value.

     (e) The Existing Credit Agreement is hereby amended by deleting the Commitment and notice information set forth on the Lenders' signature pages thereto in its entirety and substituting in its place the Commitment and notice information set forth on each such Lender's signature pages hereto.

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     Section 2.  Acknowledgment of Lenders' Commitments; Adjustment of
                 -----------------------------------------------------
Outstandings.  The parties hereto agree that after giving effect to the
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transactions contemplated by this Amendment and Restatement, the amount of each
Lender's respective Commitment is as set forth on such Lender's signature page attached hereto. The Borrower and the Lenders agree that as of the date on which all of the conditions precedent contained in Section 3 are satisfied (the "Amendment and Restatement Effective Date"), all Revolving Loans outstanding under the Existing Credit Agreement (after giving effect to any principal repayments being made by the Borrower on the Amendment and Restatement Effective
Date) shall be allocated among the Lenders in accordance with their respective Commitment Percentages (determined in accordance with the aggregate amount of their respective Commitments as set forth on the signature pages attached hereto), and each Lender agrees to make such payments to the other Lenders and any Person who ceased to be a "Lender" under the Existing Credit Agreement upon the Amendment and Restatement Effective Date in such amounts as are necessary to effect such allocation. All such payments shall be made to the Administrative Agent for the account of the Person to be paid and shall be made on a net basis.

     Section 3.  Conditions Precedent.  The effectiveness of this Amendment and
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Restatement is subject to receipt by the Administrative Agent of each of the following; each in form and substance satisfactory to the Administrative Agent:

     (a) Counterparts of this Amendment and Restatement executed by each of parties hereto;

     (b) The closing fee referred to in Section 4 below;

     (c) A Revolving Note executed by the Borrower, payable to Bank of America, N.A. and Bank of Montreal, Chicago Branch in the original principal amounts of their respective Commitments and a Bid Rate Note executed by the Borrower, payable to Bank of America, N.A. and Bank of Montreal, Chicago Branch;

     (d) The declaration of trust of the Borrower certified as of a recent date by the Maryland State Department of Assessments and Taxation;

     (e) A good standing certificate issued as of a recent date by the Maryland State Department of Assessments and Taxation and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which the Borrower is required to be so qualified;

     (f) A certificate of incumbency signed by the Secretary or Assistant Secretary of the Borrower with respect to each of the officers of the Borrower authorized to execute and deliver this Amendment and Restatement and the Notes referenced above;

     (g) Certified copies (certified by the Secretary or Assistant Secretary of the Borrower) of all action taken by the Borrower's Board of Trustees to authorize the execution, delivery and

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performance of this Amendment and Restatement, the Notes referenced above and any other Loan Documents to which it is a party and which are being executed concurrently herewith;

     (h) The articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each Material Subsidiary (excluding any Non-Guarantor Subsidiary) certified as of a recent date by the Secretary of State of the state of formation of such Material Subsidiary;

     (i) A certificate of good standing or certificate of similar meaning with respect to each Material Subsidiary (excluding any Non-Guarantor Subsidiary) issued as of a recent date by the Secretary of State of the state of formation of each such Material Subsidiary and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Material Subsidiary is required to be so qualified;

     (j) A certificate of incumbency signed by a Vice President, the Treasurer, the Secretary or an Assistant Secretary (or other individual performing similar functions) of each Material Subsidiary (excluding any Non-Guarantor Subsidiary) with respect to each of the officers of such Material Subsidiary authorized to execute and deliver this Amendment and Restatement;

     (k) Copies certified by a Vice President, the Treasurer, the Secretary or an Assistant Secretary (or other individual performing similar functions) of each Material Subsidiary (excluding any Non-Guarantor Subsidiary) of (i) the by-laws of such Material Subsidiary, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Material Subsidiary to authorize the execution, delivery and performance of Amendment and Restatement and any other Loan Documents to which it is a party; and

     (l) Such other documents, agreements and instruments as either of the Arranging Agents may reasonably request.

     Section 4.  Closing Fee.  In consideration of a Lender's agreeing to amend
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and restate the Existing Credit Agreement as provided herein, the Borrower agrees to pay to the Administrative Agent for the account of such Lender a closing fee equal to one-fourth of one percent (0.25%) of the amount of such Lender's Commitment (as set forth on such Lender's signature page attached hereto).

     Section 5.  Representations of the Borrower.  The Borrower represents and
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warrants to the Administrative Agent and the Lenders that:

     (a) Authorization.  The Borrower and each other Loan Party a party hereto
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has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and Restatement and to perform its obligations hereunder and under the Existing

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Credit Agreement, as amended and restated by this Amendment and Restatement, in accordance with their respective terms. This Amendment and Restatement has been duly executed and delivered by a duly authorized officer of the Borrower and each Loan Party a party hereto and each of this Amendment and Restatement and the Existing Credit Agreement, as amended and restated by this Amendment and Restatement, is a legal, valid and binding obligation of the Borrower and each such Loan Party enforceable against the Borrower and each such Loan Party in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

     (b) Compliance with Laws, etc.  The execution and delivery by the Borrower
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and each other Loan Party a party hereto of this Amendment and Restatement and the performance by the Borrower and each such Loan Party of this Amendment and Restatement and the Existing Credit Agreement, as amended and restated by this Amendment and Restatement, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to the Borrower or such Loan Party; (ii) conflict with, result in a breach of or constitute a default under the Borrower's declaration of trust or the organizational documents of any other Loan Party or any indenture, agreement or other instrument to which the Borrower or such Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or such Loan Party other than in favor of the Administrative Agent for the benefit of the Lenders.

     (c) No Default.  No Default or Event of Default has occurred and is
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continuing as of the date hereof nor will exist immediately after giving effect to this Amendment and Restatement.

     (d) Guarantors.  As of the date hereof, all Material Subsidiaries
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(excluding Non-Guarantor Subsidiaries) are parties to the Guaranty and to this
Amendment and Restatement.

     Section 6.  Reaffirmation by Borrower and other Loan Parties.  The Borrower
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and each other Loan Party hereby repeats and reaffirms all representations and warranties made by the Borrower or such Loan Party to the Administrative Agent and the Lenders in the Existing Credit Agreement or the Guaranty, as applicable, and the other Loan Documents to which it is a party with the same force and effect as if made on and as of the date hereof (and after giving effect to this Amendment and Restatement) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or any other Loan Document with the same force and effect as if such representations and warranties were set forth in this Amendment and Restatement in full.

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     Section 7.   Reaffirmation by Guarantors.  Each Material Subsidiary a party
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hereto hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty to which it is a party, and agrees that the transactions contemplated by this Amendment and Restatement shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Material Subsidiary thereunder.

     Section 8.   Certain References.  Each reference to the "Credit Agreement"
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in any of the Loan Documents shall be deemed to be a reference to the Existing
Credit Agreement as amended and restated by this Amendment and Restatement.

     Section 9.   Benefits.  This Amendment and Restatement shall be binding
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upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE
TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 11.  Expenses.  The Borrower shall reimburse the Administrative
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Agent upon demand for all costs and expenses (including reasonable attorneys'
fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and Restatement and the other agreements and documents executed and delivered in connection herewith.

     Section 12.  Effect.  The amendment and restatement effected hereby shall
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be deemed to have prospective application only.

     Section 13.  Counterparts.  This Amendment and Restatement may be executed
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in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 14.  Definitions.  All capitalized terms not otherwise defined
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herein are used herein with the respective definitions given them in the
Existing Credit Agreement.

     SECTION 15.  NO NOVATION.  THE PARTIES HERETO HAVE ENTERED INTO THIS
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AMENDMENT AND RESTATEMENT AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN
CONNECTION HEREWITH SOLELY TO AMEND AND RESTATE THE TERMS OF, AND THE OBLIGATIONS OWING UNDER AND IN CONNECTION WITH, THE EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT AND RESTATEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND RESTATEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE DEEMED OR CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER, ITS SUBSIDIARIES OR ANY OTHER LOAN PARTY UNDER OR IN

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CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

                           [Signatures on Next Page]

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